UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PETS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Delray Beach, Florida on July 31, 2020 (“Annual Meeting”). Stockholders voted on the following proposals:

1.	To elect six Directors to the Board of Directors for a one-year term expiring in 2021;

2.	To conduct an advisory vote on named executive officer compensation;

3.	To ratify the appointment of RSM US LLP, as the independent registered public accounting firm for the Company to serve for the 2021 fiscal year.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on June 19, 2020. As of June 1, 2020, the record date for the Annual Meeting, there were 20,166,382 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting. A total of 17,462,930 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, our stockholders cast their votes as described below.

1. The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Proposal 1:	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Menderes Akdag	12,636,106	151,655	25,859	4,649,310
Leslie C.G. Campbell	10,715,251	2,072,291	26,079	4,649,309
Frank J. Formica	12,019,950	765,942	27,729	4,649,309
Gian M. Fulgoni	10,471,396	2,310,508	31,716	4,649,310
Ronald J. Korn	11,296,059	1,490,473	27,089	4,649,309
Robert C. Schweitzer	11,303,608	1,482,253	27,760	4,649,309

2. An advisory resolution to approve named executive officer compensation was approved.

Proposal 2:

Advisory vote on the named executive officer compensation, as disclosed in the Company’s Proxy Statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
11,586,127	1,134,751	92,745	4,649,307

3. A management proposal to ratify the appointment of RMS US LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was approved.

Proposal 3:

To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2021 fiscal year.

For	Against	Abstain
17,192,535	163,712	106,683

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2020

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

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